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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 23, 2001




                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)




             DELAWARE                        000-29089                      06-1562417
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)
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                630 FIFTH STREET, SUITE 2100, NEW YORK, NY 10111
               (Address of Principal Executive Offices) (Zip Code)




              Registrant's telephone number, including area code:
                                 (212) 332-4774
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ITEM 5.  OTHER EVENTS.

         On April 23, 2001, Antigenics Inc., a Delaware corporation, and Aronex
Pharmaceuticals, Inc., a Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which the parties will effect a business combination through a merger of a wholly-owned subsidiary of Antigenics with and into Aronex
Pharmaceuticals. The acquisition, which will be accounted for using the purchase method of accounting, is expected to close in the second half of 2001.

Under the terms of the Agreement and Plan of Merger, upon consummation of the merger, each outstanding share of Aronex Pharmaceuticals common stock will convert into the right to receive approximately $1.10 in shares of Antigenics common stock. In addition, each share of Aronex common stock will be entitled to a contingent value right potentially worth an additional $0.15.

Consummation of the merger is subject to certain customary conditions, including, among others, the adoption of the Agreement and Plan of Merger by the Aronex Pharmaceuticals stockholders.

The preceding description of the Agreement and Plan of Merger is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 2.1 to this Report on Form 8-K, which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:
                  --------

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
Exhibit
  No.             Description
  ---             -----------
2.1               Agreement and Plan of Merger, dated as of April 23, 2001,
                  among Antigenics Inc., Nasa Merger Corp., and Aronex
                  Pharmaceuticals, Inc. Filed herewith.

2.2               Form of Stockholders Voting Agreement, dated as of April 23,
                  2001, between Antigenics Inc. and certain holders of Aronex
                  Pharmaceuticals, Inc. Common Stock, together with list of
                  signatories thereto. Filed herewith.
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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANTIGENICS INC.



Dated:  April 24, 2001         By:    /s/  Garo H. Armen
                                  --------------------------------------------
                                      Garo H. Armen Ph.D., President, Chairman
                                      and Chief Executive Officer

                                       3
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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.             DESCRIPTION
  ---             -----------
2.1               Agreement and Plan of Merger, dated as of April 23, 2001,
                  among Antigenics Inc., Nasa Merger Corp., and Aronex
                  Pharmaceuticals, Inc. Filed herewith.

2.2               Form of Stockholders Voting Agreement, dated as of April 23,
                  2001, between Antigenics Inc. and certain holders of Aronex
                  Pharmaceuticals, Inc. Common Stock, together with list of signatories thereto. Filed herewith.
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